The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995:

Investors are cautioned that forward-looking statements contained herein with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. and their affiliated companies may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel and purchased power prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, the onset of competition, including the ability to recover net regulatory assets and other potential stranded costs, the effects of recent developments in the California electricity market on the utility industry nationally, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, the success of new business ventures, changes in the markets for electricity and other energy-related commodities, changes in interest rates and in financial and foreign currency markets generally, the economic climate and growth in Entergy’s service territories, changes in corporate strategies, and other factors.

[This page was intentionally left blank]

2

“We May Not Be Rocket Scientists…”

Morgan Stanley Global Electricity
& Energy Conference
March 5, 2002

J. Wayne Leonard
Chief Executive Officer

Entergy

But...

at 30,000 feet, our point of view is pretty clear...



...Lack of clearly stated energy policy and goals will increasingly result in capital destruction.

POV: Energy Policy Will Shape the Industry

Energy Policy Goals

- Improve domestic supply from diverse sources
- Increase efficiency of production and use
- Promote stable, efficient markets and pricing
- Enhance distribution infrastructure
- Minimize health / environmental impacts
- Develop new technology

Goals for Energy Production Distribution and Use

- Affordable
- Efficient
- Reliable
- Secure
- Environmentally sustainable

National Goals


Environment
Economic Growth
National Security

POV: Getting Transmission Right is Top Priority

Energy Policy Goals

- Improve domestic supply from diverse sources
- Increase efficiency of production and use
- Promote stable, efficient markets and pricing
- Enhance distribution infrastructure
- Minimize health / environmental impacts
- Develop new technology

Goals for Energy Production Distribution and Use

- Affordable
- Efficient
- Reliable
- Secure
- Environmentally sustainable

National Goals

Environment



Economic Growth

National Security

Keys to Economic Efficiency

1. Implement policy on pricing the use of the grid efficiently
2. Implement policy on pricing the expansion of the grid efficiently
3. Establish the right set of institutions to carry out these policies

Without these...


value
destruction will
continue

Congestion Management Alternatives

Scenario



Generation here maximizes the use of the network and minimizes total costs – 1800 MW "transfer limit"
Generation here would close the interface and increase total cost – 900 MW "transfer limit"
A
B
C
2000 MW
bid = $40
LMP offer=$40
1500 MW
bid = $30
LMP offer=$20
600 MW Limit
2000 MW load
1000 MW
bid = $60
LMP offer=$60

Generation Dispatch and Total Cost

	Node A	Node B	Node C	Total
Uneconomic Dispatch	0 MW	900 MW	1,100 MW	
	$0	$27,000	$66,000	$93,000
Economic Dispatch with Uplift	1,800 MW	0 MW (1,500 MW constrained off)	200 MW	
	$72,000	$15,000	$12,000	$99,000
LMP Solution	1,800 MW	0 MW	200 MW	
	$72,000	$0	$12,000	$84,000
Unconstrained Dispatch (no congestion)	500 MW	1,500 MW	0 MW	
	$20,000	$45,000		$65,000

Transmission Expansion Pricing

Scenario

Transmission investment of $X would increase capacity on the B-C link, lowering prices at A and C and increasing prices at B. How should the decision be made?



A
B
C
2000 MW
bid = $40
LMP offer=$40
1500 MW
bid = $30
LMP offer=$20
600 MW Limit
2000 MW load
1000 MW
bid = $60
LMP offer=$60

Simple Payback on $100 Million Investment to Eliminate Congestion

Average Congestion Cost In Congested Hours	Average Hours of Congestion "But For" Upgrades			
	1,000	2,000	3,000	4,000
$5,000	20 years	10 years	6.7 years	5 years
$10,000	10 years	5 years	3.3 years	2.5 years
$15,000	6.7 years	3.3 years	2.2 years	1.7 years
$20,000	5 years	2.5 years	1.7 years	1.25 years

POV: Markets Make Better Decisions if Price Signals Are Clear

Scenario


A
B
C
2000 MW
bid = $40
LMP offer=$40
1500 MW
bid = $30
LMP offer=$20
600 MW Limit
2000 MW load
1000 MW
bid = $60
LMP offer=$60

Options

- ✗ Go back to vertically integrated monopolies, and let the utility decide
- ✗ Let RTO central planners decide whether the investment is economic and if so, spread the cost to all transmission users
- ✓ Let the load at C and/or the generators at B decide whether they want to fund the upgrade in return for the benefits it provides (e.g. FTR)

Real Life: No Market Based LMP Today

Locations of Proposed or Constructed Merchant Generating Facilities on the Entergy Transmission System


WOTAB
short < 2004 > long
Lewis Creek
Grand Gulf
Baxter Wilson
Michoud
Amite South
short/old < 2004 > congestion generation
Filed for Interconnection (~25,500MW)
Completed construction (~4,700MW)
MW Marginal Cost
$70/MWh
$20/MWh
$10/MWh

Real Life: Participant Funding is the Right Answer



Entergy Potential Transmission Investment $ in billions
Total = $6.6
Who pays?
4.0
0.8
0.2
1.6
Transmission Investment
Merchant Generation Participant Funding $/kw
Total = $1,024
400
32
8
584
50+% increase
CCGT
Transmission Rate Impact "Rolled-In" Rates mills/kwh
Total = 14.1
13% increase in customer bill
8.6
1.7
0.4
3.4
Native Load Customers
Current Base
Interconnection
Potential Upgrades
Export Upgrades

Note: Assumes 550mw plant, total interconnection and potential upgrades investment costs on 25,000mw, and export upgrades investment costs on 10,000mw. Transmission rate impact based on a 13% ROE; O&M growth proportional to capital.

POV: RTO's Are Good, But ITC's Are Better



FERC Decisions
State Response
Simple 'State' Systems
RTO's
All Load Under the RTO Tariff
No RTO approval due to loss of rate jurisdiction
Bundled Load Terms & Conditions Only
Inefficient Congestion Management
No RTO approval due to increased cost exposure from "uplift"
LMP
Socialized Transmission Expansion
No RTO approval due to increased retail costs
Participant Funding
RTO approved
ITC
No ITC approval due to loss of rate jurisdiction
Inefficient expansion; market participants pushback
ITC approval
?
Incentivised expansion; profit-driven investment

POV: It's Not the Size...



Alliance RTO
California ISO
Collaborative Governance Model*
Crescent Moon RTO*
East Coast Transmission Organization*
ERCOT ISO
Midwest ISO/SPP/ITCs
New England RTO 2002-Q4
New York RTO 1999-Q4
PJM/PJM West 1998-Q2
RTO West/TransConnect
SeTrans Grid* 2003-Q2
WestConnect RTO
Non-participating IOUs
Non-participating cooperatives
Non-participating public power
Non-utility/no electric service area

POV: …It's the Rules

Congestion Management Methodologies


RTOs/ISOs Committed to or Implemented LMP
Zonal/Uplift/Flowgates
Undecided
Non Participating IOU/Cooperative/Public Power
No Electric Service Area

Regulators are 'Saying' the Right Things

Higher Returns

"Based on the information provided by the parties and using the methodology set forth in Commission precedent, we believe the resulting zone of reasonableness may be between 9.25 percent [ROE} and 15.48 percent, with a midpoint of 12.38 percent and a median of 12.8 percent.... The Commission believes it is important to provide appropriate incentives to promote increased energy supply to customers"

-MISO Order 98 FERC 61,064 , January 30, 2002

Incentives

"...if we can incentivize good performance in the transmission arena with some rational performance based rate scheme, I.d like for us to consider it and I would encourage any transmission owners to propose such rates."

- Commissioner William Massey, The Energy Daily, January 31, 2002

Cost Causation

"the costs of upgrades and expansions that are necessary to support incremental loads or demands on the transmission system [should be] borne by those causing the upgrade or expansion to be undertaken..."

-National Association of Regulatory Utility Commissioners resolution, February 13, 2002

About SeTrans

"...the so called Se-Trans proposal is picking up steam and its features appear to be evolving in a more positive direction...ITCs could have performance based rates and the opportunity to create shareholder value if they exceed specified maintenance or reliability targets."

-Commissioner William Massey, January 24, 2002

POV: Environment → Who, How Much, When?

Energy Policy Goals

- Improve domestic supply from diverse sources
- Increase efficiency of production and use
- Promote stable, efficient markets and pricing
- Enhance distribution infrastructure
- Minimize health / environmental impacts
- Develop new technology

→

Goals for Energy Production Distribution and Use

- Affordable
- Efficient
- Reliable
- Secure
- Environmentally sustainable

→

National Goals


Environment
Economic Growth
National Security

POV: 4P is the Answer

Sources



NOx
Other 21%
Electric 22%
Transportation 57%
SOx
Other 10%
Industrial 23%
Electric 67%
CO2
Other 30%
Electric 32%
Transportation 32%
Mercury
Other 19%
Industrial 57%
Electric 52%

Entergy



NOx (lb/MWh)
15
10
5
0
High Electric
Electric Avg.
Entergy
SOx (lb/MWh)
30
20
10
0
High Electric
Electric Avg.
Entergy
CO2 (lb/MWh)
2000
1000
0
High Electric
Electric Avg.
Entergy
Mercury (lb/TWh)
50
0
High Electric
Electric Avg.
Entergy

Sources: EPA, DOE, NRDC

The Proposals



NO_X (Million Tons)
5
4
3
2
1
2002
2006
2010
2014
2018
SO_X (Million Tons)
10
6
2
2002
2006
2010
2014
2018
CO_2 (Billion Tons)
2.8
2.6
2.4
2.2
2.0
1.8
2002
2006
2010
2014
2018
Mercury (Tons)
50
40
30
20
10
0
2002
2006
2010
2014
2018
Jeffords Proposal
Bush Administration
Clean Energy Group

Note: CEG = Conectiv, Con Ed, Entergy, Exelon, Key Span, Northeast Utilities, PGE, NEG, PSEG, Sempra

POV: Clean Energy Group Proposal is Pegged to Cut Off at Steep Part of the Curve



Cost Comparison Vs. Emission Reductions
Emission Reduction Score
0
1
2
3
4
5
2.1
3.2
4.0
Bush
Clean Energy Group
Jeffords
Emission Reduction Score
PV of Industry Cost Impact

Vs. Bush

Jeffords:
- 90% more reductions @ 4.5 times cost

Clean Energy Group:
- 52% more reductions @ 1.8 times cost

Issues

Bush/Cheney:
- CO_2 ↑

Jeffords:
- Too much
- Too soon
- No flexibility
  - Offsets
  - Trading

Note: The above graph assumes that a percent reduction in one emission is equivalent across the four emissions (i.e. a 1% reduction in CO_2 achieves the same benefits as a 1% reduction NO_x SO_x, or mercury).

POV: Stricter Environmental Laws Will Create Winners / Losers (under 'fair' plan based on production/output)



Regions and Utilities Impacted by Environmental Policy
WUMS
NENG
MECS
WSCP
UPNY
Old oil/gas
MAPP
DSNY
PJMW
LILC
ECAO
WSCR
MAND
PJME
CNV
SPP
PJMS
VACA
TVA
SOU
ERCOT
FRCC
ENTG
Positive Impact
Neutral Impact
Negative Impact

POV: Demand-Side Efficiency / Conservation Has Bigger Role to Play

Energy Policy Goals

- Improve domestic supply from diverse sources
- Increase efficiency of production and use
- Promote stable, efficient markets and pricing
- Enhance distribution infrastructure
- Minimize health / environmental impacts
- Develop new technology

Goals for Energy Production Distribution and Use

- Affordable
- Efficient
- Reliable
- Secure
- Environmentally sustainable

National Goals


Environment
Economic Growth
National Security

UK Example: Other Countries Moving Forward More Aggressively

"Since their economy is projected to grow so much, the result of their target appears to be a continued increase in greenhouse gas emissions, expected to total some 25 percent over the period 1990-2010."

-Margaret Beckett, Britain's Environment Secretary in reference to the Bush Administration Plan

"... energy efficiency should be at the heart of the nation's effort and ... the country can obtain big improvements at low cost."

-Cambridge Econometrics analysis of UK Environmental strategy, (The Energy Daily)

Example: California Provides Proof

California Response to High Prices and Shortages

	MW
2001 (Same weather and economy as 2000)	
Voluntary response to high prices	(2,616)
Efficiency Improvements	(3,743)
Total Peak Reduction	(6,359)
Market Size	50,000
% Change	13%⬇

Source: California Energy Commission

POV: Low Income Efficiency Programs Are Good Public Policy

What One-Tenth of a Cent Per KWh Will Buy

A standard utility low-income electricity efficiency program is one of the most cost-effective investments a utility can make. It would cost a typical residential customer about $1 per month.

- 84 Billion KWh Saved (life of measures)
- $8.4 Billion in Direct Customer Savings
- $27 Billion of Life of Measures Savings (medical, earnings, property values, fire,etc.)
- 1.1 million Families Saved From Homelessness
- CO_2 Savings Equivalent of Removing 1.3 million Cars
- 1 BCF of Natural Gas Avoided

7:1 Savings Vs. Cost

Source: Oppenheim & MacGregor

POV: Supply Is Not the Problem

Energy Policy Goals

- Improve domestic supply from diverse sources
- Increase Efficiency of production and use
- Promote stable, efficient markets and pricing
- Enhance distribution Infrastructure
- Minimize health / environmental impacts
- Develop new technology

Goals for Energy Production Distribution and Use

- Affordable
- Efficient
- Reliable
- Secure
- Environmentally sustainable

National Goals

Environment



Economic Growth

National Security

A Lot of Weather and Bad Technical Analyses Drove Bad Decisions

Gas Prices

Weekly Henry Hub Spot Price; $/mmbtu


12
10
8
6
4
2
0
10/00
12/00
2/01
4/01
6/01
8/01
10/01
12/01
2/02
Coldest Winter on Record
Warmest Winter on Record

Spark Spreads

Weekly ERCOT Spot Spread; $/MWh


300
200
100
0
1998
1999
2000
2001
2002
Reserves ↓
Weather ↑

Price Drivers

- Gas
  - LT
    - LNG/OIL
    - Economy
    - New Storage / Pipes
  - ST
    - Rig count
    - Storage
    - Demand - Offshore
    - Weather
- Electricity
  - LT
    - Environment
    - Uprates
    - Congestion
    - Economy
    - Capital availability
  - ST
    - Outages
    - Congestion
    - Weather

Fundamental Analysis: Natural Gas is Expected to be Plentiful in the Foreseeable Future...

Rigged for growth
Number of active rigs


427
385
464
566
560
496
879
1,068
647
94
95
96
97
98
99
00^
01^
02^^

Fueled by Canada
U.S. natural gas supply; (Bcf/d)


60
59
61
64
67
68
71
74
77
78
80
82
LNG
Imported Canadian Gas
Domestic Gas Production
99
01E
03F
05F
07F
09F

^Peak, ^As of 2/20/02
Source: CERA, Baker Hughes 2/2002

Fundamental Analysis: Over-Capacity Is Here

Forward Prices Have Dropped As Capacity Is Added

U.S. Reserve Margins
%



13.9
9.7
7.8
10.6
14.5
23.2
1997
1998
1999
2000
2001E
2002F
Weather

Entergy Region
Regional Forward Spark Spreads (2003); $/MWh



17.4
8.5
3.0
4.8
1/01
6/01
10/01
12/01

Cinergy Region
Regional Forward Spark Spreads (2003); $/MWh



12.5
8.1
5.0
6.8
1/01
6/01
10/01
12/01

Source: RDI NEWgen Database, CERA, UDI, Megawatt Daily, Power Markets Weekly, NYMEX

POV: Capital Intensive Commodity Businesses Will Endure "Boom" and "Bust" Cycles

Gas

- Continued volatility / cycles
- Production +/-
- Demand +/-
- Storage
- Weather

Electricity

- Overcapacity = flatter dispatch order, reduced volatility, more grid congestion
- Most plants unhedged 2003 / 2004
- LMP - Eastern Interconnect
- Participant funding
- A lot of pain!

POV: That's the 'Easy' Part

Getting Rules Right
Flow Diagram


Is it rocket science?
No
Yes
Does it create value
No
Yes
Stops value destruction
Creates increased value
It is Rocket Science!

POV: Multiple Growth Engines Weather the Storm

Acquire Customers (Expand Scope)

Energy Commodity Services
- Expand EK into new products and in Europe

Nuclear
- Grow license renewals and decommissioning reference
- Grow operations business

Invest and Grow (What We Have)

Utility
- Repowering, fuel switching

Energy Commodity Services
- Pipeline and storage opportunities
- Develop generation in select sites (e.g., nuclear, congestion)

Nuclear
- Capacity uprates

Entergy
- Initiate stock buybacks when appropriate

Operational Excellence (Continuous Improvement)

Nuclear
- Improve capacity factor and operating costs

Utility
- Improve reliability, service and cost

Acquire Assets (Expand Scale)

Nuclear
- Acquire plants in targeted regions

Energy Commodity Services
- Explore opportunities for distressed assets

POV: Integration Drives Competitive Advantage


Integrated Business Model
(Illustrative)
Information flows
to capture cross-commodity
advantages
Generation
Portfolio
Pipeline &
Storage
Information
allows profit
maximizing
trading,
dispatch and
portfolio
strategies
Gas price
information
allows
profitable
trading and
fuel
procurement
strategies
Marketing and
Trading
Power and
Services
Customers
Information on
customer demand
Point of View On:
Gas
Electricity
Weather
Congestion
Emission Prices
Etc.

POV: A World Class Trading Organization Is Essential

Industry Rankings

Natural Gas

NYMEX Look-Alike Swaps:
1. Entergy-Koch Trading

Basis Swaps:
1. Entergy-Koch Trading

NYMEX Look-Alike Options:
1. Entergy-Koch Trading

Basis Options:
1. El Paso Merchant Energy
2. Entergy-Koch Trading

Electricity - U.K.

Swaps:
1. Entergy-Koch Trading

Weather Derivatives

Swaps:
1. Element Re
2. Entergy-Koch Trading

Options:
1. Element Re
2. Hetco
3. Entergy-Koch Trading

Source: Energy Power Risk Management

Good Analytically-Supported POV
Making Money In Up, Down, and Flat Markets



EK Trading: Daily Gross Trading Profits
Days
100
80
60
40
20
0
1999
2000
2001
$0
Distribution of Daily Gross Trading Profits (Millions)

POV: New Product Development is Critical to Trading Growth

Entergy-Koch: Growth Opportunities


Markets
Existing
New
Products
Existing
New
US gas derivatives
US electricity derivatives
US weather derivatives
Bundle weather derivatives with insurance
Existing product derivatives in Europe
BTU derivatives
BTU cross commodity trades
Transmission rights
Precipitation derivatives
Emissions credits
New product derivatives in Europe

POV: Nuclear Continues to Add Value

The Changing Nuclear Environment

From	*To*
Forced nuclear asset divestiture as part of deregulation	*Economically driven divestiture due to inefficient scale, lack of skills*
Fragmented nuclear generation ownership	*Increasing consolidation leading to higher concentration of large scale owners*
Low capacity factor, long outages	*90% capacity factor, 30 day outages*
Weak public support and long term uncertainty	*Favored clean generation with expected life extensions*

POV: Scale Matters

Capacity Factor
Three year average; %

2% Higher Average Capacity Utilization


87.5
85.9
Large Scale Operators
Sub-scale Operators

Fuel Cost
Three year average; $/MWh

2% Lower Fuel Costs


5.05
5.17
Large Scale Operators
Sub-scale Operators

Total Production Cost
Three year average; $/MWh

14% Lower Total Production Costs


15.9
18.5
Large Scale Operators
Sub-scale Operators

Note: Large Scale Operators operate more then 5000 MW of Nuclear Capacity; Sub-scale Operators operate less than 2000 MW; Capacity Factor figures exclude, D.C. Cook and Millstone; Other metrics also exclude Clinton, Pilgrim, Susquehanna and Vermont Yankee

Source: UDI, NEI (Capacity Factor)

POV: 2001 Nuclear Performance Provides Platform for Growth

Entergy: Scale Advantages of Doubling Our Fleet

Capacity Factor


Entergy '01
96%
Industry '98-'00 Avg.
86%

Refueling Outages


Entergy '01 Low
17 Days
Entergy '01 Avg.
23 Days
Entergy '01 High
28 Days
Industry Avg.
40 Days

Source: UDI

For Example: At Indian Point

Potential EPS From Margin Improvements at Indian Point Units


Power Uprate
PPA / Market Increase
Reduce O&M Costs per MWh*
0.07
0.14
0.07
0.15
0.08
0.15
5%
10%
% Improvement
5%
10%
% Improvement
5%
10%
% Improvement

*From actual 1999 levels

POV: Nuclear Assets Are Primed For Changes To Create Value



Number of Nuclear Plants Likely to Seek Scale Advantages
Megawatts
5,000 MW
Sub Scale
Regulated
Unregulated
Nuclear Operator

POV: Nuclear Transactions Will Be Innovative

- **Entergy uses multiple methods of providing value – meeting seller needs and minimizing capital**
- **Every deal has been a one-off reallocation of risk based on seller's risk-reward perception**
- **Exploring alternative service offerings to leverage differentiated operational capability**



Innovative Business Structures
High
Risk Transfer
Low
Merchant Acquisition
(or firm PPA)
Structured Acquisition
(unit contingent PPA)
Structured Lease
Operating Contracts
Low
Earnings Potential
High

POV: Nuclear Provides Cleanest Resource



Carbon Intensity of Emissions
(Pounds per KWh)
2.1
0.8
1.8
0.0
Coal
Natural Gas (CCGT)
Oil
Nuclear



Entergy Portfolio
(Production)
Nuclear
Gas
Coal

POV: Clean Generation = Greater Value



Incremental NPV of Entergy Assets
Under "Fair" Outcomes
(2002-2030, % Increase)
17%
49%
177%
Bush Administration Plan
Clean Energy Group Plan
Jeffords Bill

Note: *1. Analysis includes effects of increased generation and pricing resulting from energy policy.*
2. "Fair" defined as historical production, output, etc.

POV: Financial Integrity Matters

Energy Industry Announcements In Last 8 Months

4 Companies Downgraded

5 Companies Placed on Credit Watch

15 Companies Announce Capital Restructuring Plans

- $6.2 B of Equity Issuances
- $7.5 B of Asset Sales Announced
- Debt/Cap goals of 45-50%

POV: Financial Flexibility Creates Optionality


Net Debt;
(%)
62
53*
49
SPELEC
ETR


Cash Position;
($B)
0.8
2.2
Cash
'01 OCF


Cash Flow Available for Growth
(2002-2004); ($B)
0.8
5.5
3.3
0.9
1.0
1.1
Cash
OCF
CapX
Dividend
'Planned' Growth
@ 50% Debt Ratio
>$2 B
Available For 'Opportunistic' Growth

* Includes Off Balance Sheet Debt

POV: Second Owner May Be Advantaged

Expected Returns On Generation Under Current Forward Curve


ROE
25%
20%
15%
10%
5%
0%
Secondary Market Range
CT
CCGT
New Build Range
150
250
350
450
550
Construction (Acquisition) Cost / KW

Congestion Determines Attractiveness of Asset


Source
LMP
Sink

Acting on Point of Views Has Delivered


Annual Earnings
($ EPS)
15% - 16% Average Actual / Projected Growth '98 - '02
$3.40 - $3.60
$3.24
$2.80
8% - 10% Average
Annual Growth
Commitment
$2.08
$1.92
1998
1999
2000
2001
2002
Projected

Growing Earnings Beyond Business As Usual

Entergy's To Do List

Get Rules Right

Maximize Nuclear Scale/Skills

POV
- Commodities
- Weather
- Congestion

Strong Balance Sheet
- POV: Buyer / Seller

Manage Outside Party Positions
- Nuclear Assets
- Gas Storage
- Positions (Source + Sinks)

"We May Not Be Rocket Scientists..."

Entergy